                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                FORM 8-K/A NO. 2

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                             -----------------------


                           DATE OF REPORT: MAY 9, 1996

                             -----------------------

                              CHECKFREE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             -----------------------



    Delaware                        0-26802                    31-1013521
    --------                        -------                    ----------
(STATE OR OTHER               (COMMISSION FILE NO.)           (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                             -----------------------


                             8275 North High Street
                              Columbus, Ohio 43235
                                 (614) 825-3000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                             -----------------------



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                             -----------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 21, 1996, Checkfree Corporation, a Delaware corporation ("Checkfree"), ISC Acquisition Corporation, an Ohio corporation and a wholly owned subsidiary of Checkfree ("ISC Acquisition"), and Security APL, Inc., an Illinois corporation ("Security"), entered into an Agreement and Plan of Merger, dated as of March 21, 1996, as amended (the "Merger Agreement"), whereby ISC Acquisition would be merged with and into Security with Security being the surviving entity as a wholly owned subsidiary of Checkfree (the "Acquisition"). Under the terms of the Merger Agreement, Checkfree agreed to acquire the stock of Security in exchange for common stock, $.01 par value, of Checkfree (the "Common Stock"). The Acquisition was completed on May 9, 1996. The total consideration paid by Checkfree was $53,307,815. Pursuant to the terms of the Merger Agreement, 2,822,325 shares of the Common Stock were issued, based upon an average stock price of $18.50 per share. Security is a full service provider of fully integrated, customized portfolio management software services, including performance measurement, trading and reporting for over 180 Institutional Money managers, along with brokers, financial planners and banks. Security handles nearly 300,000 professional portfolios and hundreds of thousands of trades per day.

         Checkfree's Board of Directors approved the issuance of the additional 2,822,325 shares on March 21, 1996. The shares of Common Stock received by the stockholders of Security are not registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder.

           The transaction was accomplished through arms-length negotiations between Checkfree's management and Security's management. Security's stockholders approved the Acquisition on May 6, 1996. There was no material relationship between the stockholders of Security and Checkfree or any of Checkfree's affiliates, any of Checkfree's directors or officers, or any associate of any such Checkfree director or officer, prior to this transaction.

         Checkfree's press release issued May 9, 1996 regarding the consummation of the Acquisition is attached as an exhibit to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         The financial statements of Security APL, Inc. as audited by its independent auditors, were previously filed on the original Current Report on Form 8-K dated May 9, 1996, filed with the Securities and Exchange Commission on May 20, 1996, and are deemed to be a part of this Amendment No. 2 thereto.

         (b) PRO FORMA FINANCIAL INFORMATION.

         On July 22, 1996, Checkfree filed the Form 8-K/A. No.1 which provided the pro forma financials of Checkfree and Security under the pooling of interests accounting method. Due to the sale of assets by two subsidiaries of Checkfree to SunGard SSI Inc., Checkfree is required to treat the acquisition of Security under the purchase method of accounting rather than the pooling of interest method. Therefore, the following are the pro forma financial statements of Checkfree and Security, under the purchase method of accounting for the periods provided therein:


UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL INFORMATION

         Checkfree's acquisition of Security has been treated as a purchase for accounting purposes. Checkfree acquired Servantis Holdings, Inc. ("Servantis") in February 1996 (the "Servantis Acquisition"). The Servantis Acquisition was also treated as a purchase for accounting purposes. Under the purchase method of accounting, the assets and liabilities of the acquired company are recorded at their independently appraised fair values at the date of the acquisition, and the results of the operations are included in the consolidated financial statements from the effective date of the Acquisition.

         The unaudited pro forma condensed combining statement of operations combines Checkfree's and Security's results of operations for the fiscal year ended December 31, 1995, with Servantis' results of operations for the twelve months ended December 31, 1995, giving effect to the Acquisition and the Servantis Acquisition as if they had occurred as of January 1, 1995. The unaudited pro forma condensed combining balance sheet combines Checkfree's and Security's balance sheets with Servantis' balance sheet as of December 31, 1995, giving effect to the Acquisition and the Servantis Acquisition as if they had occurred on that date. The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the Acquisition or the Servantis Acquisition been consummated at the beginning of the period presented, nor is it necessarily indicative of future operating results or financial position.

                                      Unaudited Pro Forma Condensed Combining Balance Sheet
                                                      As of December 31,1995
                                                          (In thousands)

                                          Historical Amounts                                   Historical
                                         --------------------    Pro Forma                       Amounts     Pro Forma
                                         Checkfree  Servantis   Adjustments        Pro Forma    Security    Adjustments     Total
                                         ------------------------------------------------------------------------------------------
Assets
Current assets
     Cash and short term investments     $  84,852   $   2,511  $ (42,500)(1)      $  44,863   $   3,050     $    --      $  47,913
     Receivables - trade and other           3,533      20,921         --             24,454       1,518          --         25,972
     Prepaid expenses and other              1,916         380         --              2,296          --          --          2,296
     Deferred income taxes                     166         785        972 (2)(6)       1,923          --          --          1,923
                                         ------------------------------------------------------------------------------------------
        Total Current Assets                90,467      24,597    (41,528)            73,536       4,568          --         78,104
                                         ------------------------------------------------------------------------------------------

Property and equipment - net                13,559      10,775      4,528 (2)         28,862       3,211          --         32,073
                                         ------------------------------------------------------------------------------------------

Other assets
     Investments                             7,499        --           --              7,499       1,198          --          8,697
     Capitalized software, net                 286      11,004     20,396 (2)         31,686         409       6,391(8)      38,486
     Intangible assets, net                   --        12,424     13,864 (2)         26,288          --      13,069(8)      39,357
     Deferred income taxes                    --         8,949       (254)(2)(6)       8,695          --          --          8,695
     Other noncurrent assets                 3,831         299         --              4,130         266          --          4,396
                                         ------------------------------------------------------------------------------------------
Total other assets                          11,616      32,676     34,006             78,298       1,873      19,460         99,631
                                         ------------------------------------------------------------------------------------------

Total                                    $ 115,642   $  68,048  $  (2,994)         $ 180,696   $   9,652   $  19,460      $ 209,808
                                         ==========================================================================================

Liabilities and Stockholders' Equity
Current liabilities
     Accounts payable and accrued and
       other liabilities                     6,532       5,982         --             12,514         467          --         12,981
     Current portion of long-term
       obligations                           1,161        --           --              1,161          --          --          1,161
     Deferred revenues                         982      19,167    (20,701)(2)(7)        (552)         --          --           (552)
     Deferred income taxes                    --             4      8,284 (2)(6)       8,288          --       8,288
                                         ------------------------------------------------------------------------------------------
       Total Current Liabilities             8,675      25,153    (12,417)            21,411         467          --         21,878

Stockholders' and bank notes payable           125      41,914    (41,914)(1)            125          --          --            125
Accrued rent and other                       7,157        --           --              7,157          --          --          7,157
Deferred lease obligation                       51       2,285     (2,285 (2)             51          --          --             51
Deferred income taxes                          309       2,898     12,242 (2)(6)      15,449          --       4,036(8)(11)  19,485
                                         ------------------------------------------------------------------------------------------

     Total liabilities                      16,317      72,250    (44,374)            44,193         467       4,036         48,696

Stockholders' equity
     Preferred stock                          --        13,052    (13,052)(3)             --          --          --           --

     Stockholders' equity                   99,325     (17,254)    54,432(1)(2)(3)   136,503       9,185      15,424(8)(9)  161,112
                                         ------------------------------------------------------------------------------------------
Total Liabilities and Stockholders'
  Equity                                 $ 115,642   $  68,048  $  (2,994)         $ 180,696   $   9,652   $  19,460      $ 209,808
                                         ==========================================================================================

See Notes to Unaudited Pro Forma Condensed Combining Financial Information


                                 Unaudited Pro Forma Condensed Combining Statement of Operations
                                          For the Twelve Months Ended December 31, 1995
                                                          (In thousands)

                                           Historical Amounts                                 Historical
                                        ----------------------   Pro Forma                      Amounts      Pro Forma
                                         Checkfree   Servantis  Adjustments       Pro Forma    Security     Adjustments     Total
                                        ------------------------------------------------------------------------------------------
OPERATING REVENUES:
                                        -------------------------------------------------------------------------------------------
      Total operating revenues, net       $ 49,330    66,675    $ (20,701) (7)     $ 95,304    $ 15,670     $     -        $110,974
                                        -------------------------------------------------------------------------------------------

OPERATING EXPENSES:
     Cost of processing, servicing,
       and support                          30,293     24,610           -            54,903       7,041           -          61,944
     Research  and development               6,892     13,483           -            20,375       1,756           -          22,131
     Sales and marketing                     7,261      6,879           -            14,140       1,553           -          15,693
     General and administrative              4,064     11,537           -            15,601       1,967           -          17,568
     Depreciation and amortization           2,485     11,097       3,223 (4)        16,805       1,454       2,574 (10)     20,833
                                        -------------------------------------------------------------------------------------------
          Total operating expenses          50,995     67,606       3,223           121,824      13,771       2,574         138,169
                                        -------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS               (1,665)      (931)    (23,924)          (26,520)      1,899      (2,574)        (27,195)
                                        -------------------------------------------------------------------------------------------

OTHER INCOME (EXPENSE):
     INVESTMENT INCOME                       2,135        471           -             2,606         201           -           2,807
     INTEREST EXPENSE                         (645)    (3,490)      3,490 (5)          (645)                      -            (645)
                                        -------------------------------------------------------------------------------------------
                                             1,490     (3,019)      3,490             1,961         201           -           2,162
                                        -------------------------------------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES             (175)    (3,950)    (20,434)          (24,559)      2,100      (2,574)

INCOME TAX EXPENSE (BENEFIT)                    40     (1,236)     (7,720)(6)        (8,916)         96         120 (11)     (8,700)
                                        -------------------------------------------------------------------------------------------

NET INCOME (LOSS)                         $   (215)   $ (2,714)  $(12,714)         $(15,643)   $  2,004     $ (2,694)      $(16,333)

PREFERRED STOCK DIVIDENDS                        -       (797)        797 (5)             -           -     $      -       $      -
                                        -------------------------------------------------------------------------------------------

NET INCOME (LOSS) APPLICABLE TO
COMMON SHARES                             $   (215)   $ (3,511)  $(11,917)         $(15,643)   $  2,004     $ (2,694)      $(16,333)
                                        ===========================================================================================

NET INCOME (LOSS) PER COMMON SHARE        $  (0.01)                                $  (0.46)                               $  (0.44)
                                        ==========                                 =========                               ========

wtd avg. shares outstanding                 28,219                  5,672             33,891                   2,822         36,713
                                        ==========              =========          =========                ========       ========


See Notes to Unaudited Pro Forma Condensed Combining Financial Information

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINING
                              FINANCIAL INFORMATION

     1. Adjustment to reflect payment of $42,500,000 cash portion pursuant to the Servantis Merger Agreement.

     2. Adjustments to reflect the change in net assets for the Servantis Acquisition based upon the fair market values at February 21, 1996 as follows:

                              (In thousands)

     Total purchase price                                           $165,137
     Allocation of purchase price                                   ========
       Tangible net assets acquired at fair market value             $16,849
     Adjustments to reflect fair value of assets acquired
       In-process R&D                                                 90,600
       Capitalized software (3 to 10-year lives)                      31,400
       Other intangibles (10 to 30-year lives)                        26,288
                                                                   ---------
                                                                     148,288
                                                                   ---------
              Total                                                 $165,137
                                                                    ========

     3. Adjustment to reflect the issuance of 5,671,726 shares of Checkfree Common Stock at $20.00 per share in exchange for all shares of Servantis' common and preferred stock and the elimination of Servantis' stockholders' equity.

     4. Adjustment to eliminate Servantis' historical intangible asset amortization expense and to reflect the amortization from the capitalized software and other intangibles.

     5. Adjustment to eliminate Servantis' interest expense to reflect the pay-off of long-term debt, and elimination of Servantis' preferred stock dividends.

     6. Adjustment to reflect income tax effects of pre-tax pro forma adjustments at the statutory rate.

     7. Adjusted to reflect the reduction in operating and deferred revenues for purchased profits.

8. Adjustments to reflect the change in net assets for the Acquisition based upon preliminary estimates of fair market value at December 31, 1995 as follows:

                           (In thousands)

     Total purchase price                                        $53,016
     Allocation of purchase price                                =======
       Tangible net assets acquired at fair market value         $ 4,347
     Adjustments to reflect fair value of assets acquired
       In-process R&D                                             28,800
       Capitalized Software (6 year life)                          6,800
       Other intangibles (6 to 8-year lives)                      13,069
                                                                 -------
                                                                  48,669
                                                                 -------
              Total                                              $53,016
                                                                 =======

     9. Adjustment to reflect the issuance of 2,822,325 shares of Checkfree Common Stock at $18.50 per share in exchange for all shares of Security's common stock and the elimination of Security 's stockholders' equity.

     10. Adjustment to eliminate Security's historical intangible asset amortization expense and to reflect the amortization from the capitalized software and other intangibles.

     11. Adjustment to reflect income tax effects of pre-tax pro forma adjustments at the statutory rate and the impact of Federal taxes on Security's historical amounts. Prior to the Acquisition Security was an S corporation.


  Notes to Unaudited Pro Forma Condensed Combining Financial Statements

          Note A: The unaudited pro forma condensed combining balance sheet of Checkfree, Security, and Servantis has been prepared as if the Acquisition and the Servantis Acquisition were completed as of December 31, 1995 and both were accounted for as purchases. The total purchase price of $165.1 million was allocated to Servantis' December 31, 1995 balance sheet; and the total purchase price of $53.0 million was allocated to Security's December 31, 1995 balance sheet. Actual balance sheets of Checkfree, Security, and Servantis will be combined as of the effective dates of the Acquisition and the Servantis Acquisition.

          The allocation of the Servantis and Security purchase prices among the identifiable tangible and intangible assets included herein is based on an independent appraisal of the fair market value of those assets. Purchased research and development was identified and valued through interviews and analysis of data concerning each Servantis and Security developmental project. Expected future cash flows of each developmental project were discounted to present value taking into account risks associated with the inherent difficulties and uncertainties in completing the project, and thereby achieving technological feasibility, and risks related to the viability of and potential changes in future target markets. The above analysis and valuation resulted in a value of $90.6 million for purchased research and development for Servantis and $28.8 million purchased research and development for Security, which have not yet reached technological feasibility and do not have alternative future uses. Therefore, in accordance with generally accepted accounting principles, these amounts were written off in the quarter ended March 31, 1996 for Servantis and the quarter ended June 30, 1996 for Security.

          Using the same methodology, purchased software was identified and valued. Expected future cash flows associated with purchased software product were discounted to present value taking into account risks related to the characteristics and applications of each associated product, existing and future markets, and assessments of the life cycle stage of each product. This analysis resulted in an additional $31.4 million of purchased software for Servantis and $6.8 million of purchased software for Security, which had reached technological feasibility and therefore was capitalized. The amount of purchase price allocated to purchased software was smaller than that allocated to purchased research and development due to the shorter life and lower cash flows remaining for the purchased software as compared to the projects currently under development.

          Note B: In the pro forma condensed combining statement of operations, the Checkfree and Security statements of operations for the fiscal year ended December 31, 1995 have been combined with the Servantis statement of operations for the twelve months ended December 31, 1995.

          Note C: The unaudited pro forma combined net loss per share is based on the weighted average number of shares of Checkfree Common Stock outstanding during the period, adjusted to give effect to shares assumed to be issued had the Acquisition and the Servantis Acquisition taken place as of January 1, 1995.

          Note D: The unaudited pro forma condensed combining statement of operations does not include the value of the $28.8 million and $90.6 million write-offs (no income tax effect) of purchased research and development arising from the Acquisition and the Servantis Acquisition, respectively, as they are material nonrecurring charges. Likewise, an extraordinary loss of $365,000 (net of income tax benefit of $205,000) arising from the extinguishment of certain Servantis debt as part of the Servantis Acquisition has not been reflected in the unaudited pro forma condensed combining statement of operations.

    (c)      EXHIBITS.

        Exhibit No.                      Description



          2(a) Agreement and Plan of Merger, dated as of March 21, 1996, among Checkfree Corporation, ISC Acquisition Corporation, and Security APL, Inc. (Reference is made to Exhibit 2 to the Current Report on Form 8- K, dated March 21, 1996, filed with the Securities and Exchange Commission on March 29, 1996, and incorporated herein by reference.)

          2(b) Amendment to Agreement and Plan of merger, dated as of April 30, 1996, among Checkfree Corporation, ISC Acquisition Corporation, and Security APL, Inc. (Reference is made to Exhibit 2(c) to the Quarterly Report on Form 10-Q for the quarter ended March 31, 1996, and incorporated herein by reference.)

           23 Consent of Ernst & Young, LLP (Reference is made to Exhibit 23 to the Current Report on Form 8-K, dated May 9, 1996, filed with the Securities and Exchange Commission on May 20, 1996, and incorporated herein by reference.)

           99 Press Release (Reference is made to Exhibit 99 to the Current Report on Form 8-K, dated May 9, 1996, and filed with the Securities and Exchange Commission on May 20, 1996, and incorporated herein by reference.)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CHECKFREE CORPORATION



Date:  October 10, 1996               By: /s/ John M. Stanton
                                         -------------------------------
                                         John M. Stanton, Vice President
                                         and Treasurer

                                  EXHIBIT INDEX


      Exhibit No.                     Description                           Page

         2(a) Agreement and Plan of Merger, dated as of March 21, 1996, among Checkfree Corporation, ISC Acquisition Corporation, and Security APL, Inc. (Reference is made to Exhibit 2 to the Current Report on Form 8-K, dated March 21, 1996, filed with the Securities and Exchange Commission on March 29, 1996, and incorporated herein by reference.)

         2(b) Amendment to Agreement and Plan of Merger, dated as of April 30, 1996, among Checkfree Corporation, ISC Acquisition Corporation, and Security APL, Inc. (Reference is made to Exhibit 2(c) to the Quarterly Report on Form 10-Q for the quarter ended March 31, 1996, and incorporated herein by reference.)

          23 Consent of Ernst & Young, LLP (Reference is made to Exhibit 23 to the Current Report on Form 8-K, dated May 9, 1996, filed with the Securities and Exchange Commission on May 20, 1996, and incorporated herein by reference.).

          99 Press Release (Reference is made to Exhibit 99 to the Current Report on Form 8-K, dated May 9, 1996, and filed with the Securities and Exchange Commission on May 20, 1996, and incorporated herein by reference.)